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                                                                   EXHIBIT 10.30

                       AMENDMENT NO. 1 TO LOAN AGREEMENT

          This AMENDMENT NO. 1 TO LOAN AGREEMENT (this "Amendment") is made and
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entered into as of May 31, 2001 by and among Powerwave Technologies, Inc., a
Delaware corporation (the "Borrower"), COMERICA BANK-CALIFORNIA, a California
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banking corporation, as agent for the Lenders (the "Agent"), and the various
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financial institutions that are (or may from time to time hereafter become)
parties to the Loan Agreement identified below as lenders (each a "Lender" and
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collectively the "Lenders").
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                               R E C I T A L S:

     A. Borrower, Agent and the Lenders have entered into that certain Loan Agreement dated as of May 26, 2000, pursuant to which Lenders agreed to provide certain credit facilities to Borrower (the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement).

     B. Borrower, Agent and the Lenders desire to make certain changes to the Loan Agreement and the Revolving Note as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  AMENDMENTS.
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    1.1  Maturity Date.  Section 2.1 of the Loan Agreement is amended by
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replacing the date "May 31, 2001" set forth therein with the date "May 31,
2002". In furtherance of the foregoing, the Revolving Note is hereby amended by replacing the date "May 31, 2001" set forth therein with the date "May 31, 2002".

    1.2  Profitability Covenant.  Section 7.16(c) of the Loan Agreement is
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amended and restated to read in full as follows:

         (c) Profitability. Borrower's cumulative net losses as at the end of
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     each fiscal quarter (determined by netting Consolidated Net Income against
     Consolidated Net Loss for the portion of the current fiscal year then ended) shall not exceed 8% of Tangible Net Worth measured at the end of such fiscal quarter.

2.  EFFECTIVENESS.  This Amendment shall be effective upon the execution and
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delivery hereof by all of the parties hereto.

3.  EFFECT.  This Amendment is limited to the express terms hereof.  Except as
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specifically provided herein, all provisions of the Loan Agreement, the
Revolving Note and the other Loan Documents remain in full force and effect without modification or waiver, and the same are hereby ratified by the parties in all respects.

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4.  GENERAL PROVISIONS.  This Amendment shall be deemed for all purposes to be a
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Loan Document and shall be subject to the General Provisions set forth in
Section 9 of the Loan Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Loan Agreement as of the date first set forth above.


Borrower:                            POWERWAVE TECHNOLOGIES, INC.
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                                     By:  /s/ KEVIN T. MICHAELS
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                                     Print Name:  Kevin T. Michaels
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                                     By:
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                                     Print Name
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Agent:                               COMERICA BANK-CALIFORNIA
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                                     By: /s/ BONNIE E. KEHE
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                                     Print Name:  Bonnie  E. Kehe
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Lenders:                             COMERICA BANK-CALIFORNIA
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                                     By:
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                                     Print Name:
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